Exhibit 99.1

BancFirst® CORPORATION

SUSTAINABILITY REPORT

November 2025

BancFirst
Continental

SUSTAINABILITY

Acting ethically | Serving stakeholders | Managing risks | Creating long-term value

About This Report

This report provides a comprehensive review of how BancFirst Corporation is addressing sustainability, including environmental, social and governance (ESG) and other matters important to our business, as well as to our various stakeholders and the communities we serve. Throughout the report we refer to other sources for more information, including our annual report, our proxy statement, and our investor relations website. The information presented is as of or proximate to September 30, 2025, unless otherwise stated.

2025 SUSTAINABILITY HIGHLIGHTS

$2.8 million in donations to charitable organizations

$10.1 million contributed on behalf of the Company in 2024 to employees 401(k) and ESOP plans.

71% of Oklahoma banking locations are located in counties in which the median household income is below the state income average.

87% of Oklahoma banking locations are located in counties in which the median household income is below the national income average.

100%
of Oklahoma locations have converted to LED lighting

95%
Full-time Employees

$28MM
Largest SBA Lender in OK
by loan count & volume

64%
of our management team are women

About the Company

History

The Company was organized in 1984, and has grown from a multibank holding company with $450 million in assets serving seven communities, to a regional financial holding company with $14.2 billion in assets serving communities in Oklahoma and Texas. The majority of the Company’s operating activities are conducted through its wholly-owned subsidiary, BancFirst, an Oklahoma state-chartered bank. The Company also conducts operating activities through two wholly-owned subsidiaries in Texas, Pegasus Bank and Worthington Bank. BancFirst operates as a “super community bank”, managing its community banking offices on a decentralized basis, which permits them to be responsive to local customer needs. The Company’s strategy focuses on providing a full range of banking services to retail customers and small to medium-sized businesses. More information about the Company’s business and its strategies can be found in its Annual Report.

Core Values

Our core values govern how we do business and also inform our approach to sustainability.

•
Asset Quality – Superior asset quality is the cornerstone of our strong balance sheet that supports consistent ability to meet customer’s borrowing needs and long-term profitability
•
Community Leadership – By being a leading corporate citizen we impact the success of our communities and their quality of life
•
Customer Care – A high level of customer care and service differentiates us from our competitors, contributing to retention and growth of our customer base
•
Employee Development – Highly trained and motivated employees are critical to our success
•
Integrity – Integrity and unquestionable business ethics are the foundation for meeting the needs and expectations of our shareholders, regulators and customers
•
Profitability – Sustainable profitability is fundamental to creating long-term value

Sustainability

The essence of BancFirst Corporation’s mission statement is creating long-term value. We view “sustainability” as the activities that maintain or enhance the ability of the Company to create enterprise value over the long-term. Sustainability can be enhanced through:

•
Sound Governance
•
Developing Social and Human Capital
•
Managing Environmental Risk

The Company has formed a Sustainability Committee that reports to the Board of Directors comprised of executive risk managers, the CEO, CFO and an independent director. How the Company addresses each of these elements of sustainability is presented in the remainder of this report.

Awards and Recognition

BancFirst Corporation has received numerous awards and recognition, demonstrating its financial strength, consistent performance, service to its customers and communities, and commitment to building long-term value.

BancFirst®

STRONG. SAFE. LOYAL.

© 2025 FORBES MEDIA LLC. USED WITH PERMISSION

Forbes

AMERICA'S

BEST BANKS

2025

RANKED TOP 20

on Forbes' list of America's Best Banks

THE HIGHEST RANKED OKLAHOMA BANK

FEATURES: RankingBanking | Family Owned Banks | 2025 Compensation & Talent Survey
BankDirector
AN ECONOMIC FOG
How does smart bank leadership manage in times of uncertainty?

Ranked one of the

SAFEST & STRONGEST BANKS IN THE NATION

by Bank Director Magazine for

19 CONSECUTIVE YEARS

•
For the 13th consecutive year, BancFirst was included on the KBW Bank Honor Roll. Keefe, Bruyette & Woods, Inc., is a full‐service, boutique investment bank that names U.S. banking institutions to its coveted “Bank Honor Roll” of superior performers every year

•
BancFirst is included in the Dividend Achievers Index for having increased its dividend payments for 32 consecutive years

•
BancFirst is the highest producer of Small Business Administration loans in the State of Oklahoma for 34 consecutive years.

•
BancFirst has been certified under the Bureau of Indian Affairs Loan Program for over 30 years and banks more Native governments than any other Oklahoma bank.

Sound Governance

Overview

Sound governance is essential to long-term stability. The Company complies with all federal and state laws regulating corporate governance and disclosures, as well as various governance best practices. This report is not a comprehensive review of our corporate governance. Disclosures regarding governance matters required by SEC rules and regulations, the Sarbanes-Oxley Act of 2002, and the Nasdaq Stock Market rules are included in the Proxy Statement for our Annual Meeting of Shareholders issued April 3, 2025 and our Annual Report on Form 10-K for the year ended December 31, 2024. Additional information regarding corporate governance is available on the Company’s investor relations page of its website at www.BancFirst.bank/Investor-Relations. This report addresses other aspects of governance not directly required by laws and regulations, but are nonetheless key elements of governance related to sustainability.

The Company has formed a Sustainability Committee that reports to the Board of Directors comprised of executive risk managers, the CEO, CFO and an independent director.

Board Composition

The Company’s Proxy Statement provides detailed information regarding its Board of Directors, including:

•
Independence – A majority of the directors meet the independence requirements.
•
Refreshment and Assessment – All directors serve a one-year term, and must be nominated and stand for election each year. There is an ongoing process to assess the performance of continuing directors, and to identify and consider new director candidates.
•
Skillset of Directors – The directors possess a wide range of skills and experiences representing broad expertise and a number of industries that are prevalent in the Company’s market areas. A Directors Skills Matrix is included in our Proxy Statement.
•
Representation - The Board includes five women, one of whom identifies as African American. Additionally, the Board includes a member who identifies as Hispanic and two members who identify as Native American.

Business Ethics

Our core value of Integrity encompasses the business ethics under which we operate. The Company’s Code of Conduct addresses various ethical and legal matters, and is available on the Investor Relations page of our website. All directors, officers and employees are required to confirm in writing that they have read, understand, and agree to comply with the Code. In addition, our Corporate Policies address certain ethical and legal matters, such as:

•
Confidential Nature of Customer Affairs – Requires that information and affairs of customers be kept private
•
Conflicts of Interest – Prohibits conflicts of interest between directors, officers and employees and the Company, including:
o
directly doing business as a vendor to the Company;
o
holding a substantial financial interest in, or serving as a director or officer of, any vendor to the Company;
o
competing with the Company;
o
having outside employment, unless approved in advance;
o
using inside information for personal gain; and
o
accepting gifts, payments, extravagant entertainment, services or loans from any vendor soliciting or already doing business with the Company
•
Government and Community Relations – Provides guidance for political, community development and community relations activities, and prohibits the Company from making contributions or expenditures related to a political campaign for an election, or to a political action committee
•
Insider Trading – Prohibits use of inside information, insider trading and hedging of Company securities, and we impose blackout periods when appropriate
•
Self-Dealing Transactions – Prohibits employees from conducting and processing transactions with the Company for their own benefit
•
Compliance with Laws and Regulations – Various policies that require compliance with laws and regulations, including lending and consumer compliance
•
Antitrust Laws – The Company prohibits anti-competitive practices such as cartels and abuse of dominant market power. It complies with antitrust laws and has never faced an antitrust charge or allegation
•
Anti-Money Laundering – The Company has extensive policies and procedures for compliance with the Bank Secrecy Act and anti-money laundering laws and regulations. The company-wide BSA/AML Program addresses the ever-changing strategies of money launderers and terrorists who attempt to gain access to the U.S. financial system, including the FinCEN priorities. A board-appointed BSA officer coordinates and monitors all aspects of the BSA/AML compliance program. A comprehensive program and system of internal controls maintained to prevent money laundering and terrorist financing, report potentially suspicious transactions, assess risk in an ongoing manner, monitor OFAC sanctions and comprehensive Know Your Customer and beneficial ownership reviews. Annual testing evaluates the effectiveness of the program and controls which is reviewed annually by internal audit and applicable regulatory agencies

•
Anti-Corruption and Bribery – The Company has zero tolerance for bribery and corruption. Our Code of Conduct prohibits directors, officers and employees from (a) taking for themselves personally opportunities that are properly within the scope of the Company's activities, (b) using corporate property, information or position for personal gain, and (c) competing with the Company. We also prohibit any form of bribery, payoff, illegal contribution, or other payment of a questionable nature to individuals, businesses or government entities. Under no circumstances should the purchase or sale of products and/or services result in any Company director, officer or employee or an immediate family member receiving any form of kickback, rebate or gratuity. The Company and the law prohibit giving and/or offering money or anything of value to a foreign governmental official, agency, political party, party official or candidate under any circumstances which appears that such items were offered or given to induce the recipient to benefit the Company's business in their country. All of our employees are expected to comply with the U.S. Foreign Corrupt Practices Act, as well as all other anti-bribery and anti-corruption laws whenever and wherever business is conducted on behalf of the Company

Legal Proceedings and Enforcement Actions

The Company is a defendant in legal actions arising from normal business activities. The amount of losses and legal fees that the Company has incurred has been immaterial. The Company has never been the subject of an enforcement action by a governmental regulatory authority.

Whistleblower Policies and Procedures

The Company’s Code of Conduct provides for a whistleblower program using EthicsPoint, a comprehensive, anonymous Internet and telephone based reporting system that allows management and employees to work together to address financial reporting issues, fraud, inappropriate conduct, harassment, discrimination, or other matters in the workplace. All EthicsPoint reports are reviewed, investigated, and addressed, as applicable, by the Company’s Audit Committee Chairman, Chief Internal Auditor, Chairman of the Board, Chief Executive Officer, or Director of Human Resources. Retaliation or harassment against any reporting person through EthicsPoint, or any whistleblower to a regulatory agency, is explicitly prohibited. Any incidents of potential retaliation are to be reported directly to the Director of Human Resources for investigation and corrective action, in order to protect the confidentiality of the reporting person. This program is intended to comply with the requirements of the Sarbanes-Oxley Act and the Consumer Financial Protection Act. The Company has not been accused of any violations of whistleblower regulations.

The telephone number and Internet address to access the EthicsPoint system are provided in the Code of Conduct, the Employee Handbook and on the Company’s intranet. Instructions for how to file a report, and questions and answers are also provided to employees on the intranet.

Shareholder Participation/Voting

To facilitate shareholder participation in meetings, the Company provides for voting on proxy resolutions by mail, internet, and telephone. In addition, shareholders may participate in the meetings in person or by conference call. Proxy statements and voting instructions are provided by mail, on the Company’s investor relations website, or by electronic delivery if requested by the shareholder. Shareholders may submit proposals in advance to be considered for inclusion in the Annual Meeting.

Shareholder rights are critically important and highlights include:

•
One-share, one vote standard
•
No existing voting right restrictions
•
Annual election of all directors
•
Majority voting followed in director elections
•
Use of universal proxies

Compliance

As a publicly traded financial holding company, BancFirst Corporation operates in a highly regulated environment. Compliance programs, procedures, and training are necessary for sustaining its legal, regulatory and ethical compliance. Each year, banking regulatory agencies conduct examinations that assess the Company’s governance processes and compliance programs. The more significant elements of its compliance processes are summarized below.

•
Corporate Governance Risk Report – Each year the Chief Risk Officer prepares a report assessing the Company's governance processes and the related risks
•
Code of Conduct Training – Annual training for the Code of Conduct is required
•
Compliance Management System – An extensive compliance management system is in place that includes a Compliance Management Committee, policies and procedures, annual training, monitoring and testing and annual risk assessments covering a wide range of laws and regulations
•
Three Lines of Defense – The Company utilizes the three lines of defense risk management model. This include Loan and Operational Compliance conducting continuous monitoring and review activities, while Internal Audit provides independent assessments
•
Conflicts of Interest Review – The Chief Risk Officer conducts quarterly reviews for possible conflicts of interest
•
Related Party Transactions Audit – The Internal Audit Department performs an audit of related party transactions annually
•
Annual Assessment of Corporate Governance – The Internal Audit Department assesses the Company’s corporate governance as part of the entity level controls over financial reporting

Developing Social and Human Capital

Overview

Developing social and human capital enhances sustainability. We develop social and human capital through:

•
Leading and investing in our communities
•
Providing financial services accessible to everyone
•
Fair and ethical conduct in serving our customers
•
Maintaining privacy and information security
•
Developing a diverse, well-trained and motivated workforce

Community Leadership and Investment

Community Leadership is one of our core values. Our success depends on the growth and development of our communities. Employees are encouraged to act as effective and responsible citizens by taking part in community and political activities that enhance the quality of life. Examples of these community development activities include:

•
Serving on the boards of industrial authorities and economic development foundations
•
Using their financial expertise to review and approve grant monies and provide assistance to new businesses and businesses moving into their communities
•
Serving on the boards or committees of various affordable housing authorities
•
Teaching financial literacy courses in schools in their communities where over 50 percent of the students receive free and reduced cost lunches
•
Providing financial education and literacy resources on our website

The Company supports and funds many community initiatives, including the following:

•
United Way – The Company broadly supports local United Way members. United Way brings people together to help build strong communities where everyone thrives. United Way is the world's largest privately funded charity, working in 95% of U.S. communities and 41 countries and territories, serving 48 million people globally. It is considered the mission of choice for 1.5 million volunteers, 6.8 million donors and 45,000 corporate partners
•
Cristo Rey – Corporate Work Study - Since 2017, BancFirst has been a Corporate Work Study partner with Cristo Rey Oklahoma City Catholic High School. Two Cristo Rey students work with BancFirst five full days a month. BancFirst pays an annual service fee to the Cristo Rey Work Study Program for the students’ college preparatory education. Cristo Rey Oklahoma City’s mission is, in pertinent part, to provide education to students of limited economic resources

•
Preservation Oklahoma – PlanFirst Grant Program – a “grass-roots preservation matching funds” grant program to provide funding for historic preservation initiatives
•
Oklahoma Historical Society – Oklahoma History Center Traveling Program – a program which brings the Oklahoma History Center museum to the classroom, including lesson plans, hands-on activities, and artifacts for the students to handle
o
Our sponsorship targets rural elementary and secondary schools and is free to teachers
•
Oklahoma Children’s Theatre – BancFirst Tour – annual performances of the Oklahoma Children’s Theatre in rural BancFirst communities, targeted to elementary school students
•
Oklahoma Arts Institute - Teacher Workshops – provides 15 teacher scholarships to attend the Oklahoma Fall Arts Institute, where four-day workshops are taught by nationally renowned artists in areas such as creative writing, photography, film, painting, and vocal music
•
Habitat for Humanity’s Affordable Housing Program – BancFirst administers payments for Habitat’s Affordable Housing Program grants for down payment assistance to new homeowners
•
Chambers of Commerce – BancFirst is a member of the chamber of commerce in each of the communities it serves. Additionally, the Company is a member of Greenwood Chamber of Commerce in Tulsa, and provided a grant for plans to redevelop the “Black Wall Street” area
•
Local School Programs – Our community banks fund programs through their local public schools
•
Charitable Contributions – During 2024, the Company made contributions in excess of $2.8 million to charitable organizations

Access to Financial Services

The Company provides a wide range of financial services that are available for access by all persons in its communities. Its extensive branch network and other delivery systems help ensure that its products and services are available to all segments of its communities, including low to moderate income areas. According to a 2023 FDIC survey, within the Company’s primary market area of Oklahoma, 6.2% of the households were unbanked and 18.1% of the households were considered underbanked. Several of the Company’s delivery systems, products and services are available to benefit these households, including:

•
104 banking locations in 59 communities throughout Oklahoma and eight locations in the Dallas-Fort Worth metroplex
o
Over 26% of its banking locations are in low-to-moderate-income census tracts
o
22 of the 31 counties in Oklahoma where the Company has banking locations have median household income below the state average
o
27 of the 31 counties in Oklahoma where the Company has banking locations have median household income below the national average
•
268 free BancFirst ATMs, 32% of which are located in low-to-moderate-income census tracts
•
Free online and mobile banking services
•
Online services, such as deposit account opening, consumer loan applications, credit card applications, small business loan applications, and mortgage loan requests
•
BancFirst has not instituted a minimum loan amount for consumer loans
•
Affordable personal checking accounts
o
BancFirst is one of twenty financial institutions in Oklahoma that offers an account certified as meeting the Bank On National Account Standards to be safe and affordable
•
Products such as money orders and check cashing services
•
Financial education and literacy resources and tools available through our website to help customers take control of their finances, make informed decisions and achieve financial independence

o
Through our online banking service, customers are enabled to set budgets and manage their complete financial situation with BancFirst Money Management

Deposit Services

Below is a summary of the Company's deposit accounts for individuals and small businesses.

	Number of Accounts	Balance
Personal
Demand Deposit	272,531	$1,756,581,079
Savings	101,833	$14,775,650
Money Market	30,539	$2,871,149,457
Small Business
Demand Deposit	46,364	$1,296,437,207
Savings	3,102	$556,987,020

Over 81% of the Company’s personal demand deposit accounts provide core banking services without monthly fees or minimum balance requirements.

	Number of Accounts	Balance
Personal demand deposit accounts without monthly fees or minimum balance requirements	222,070	$1,129,224,462

BancFirst CORPORATION | BancFirst Locations

Blackwell
Bartlesville
Vinita
Grove
Ketchum
Claremore
Verdigris
Stillwater
Sand Springs
Tulsa
Inola
Kingfisher
Guthrie
Jenks
Glenpool
Coweta
Wagoner
Tahlequah
Luther
Carney
Chandler
Stroud
Muskogee
Edmond
Jones
Piedmont
Weatherford
El Reno
Yukon
OKC
Nicoma Park
Meeker
Prague
Paden
Del City
Midwest City
Harrah
Union City
Mustang
McLoud
Okemah
Shawnee
Moore
Tecumseh
Norman
Hobart
Seminole
Konawa
McAlester
Stratford
Lawton/Ft. Sill
Marlow
Duncan
Sulphur
Frederick
Tishomingo
Ardmore
Madill
Kingston
Marietta
Pegasus Bank & Worthington Bank Locations
Denton
Colleyville
Fort Worth
Dallas
Arlington

6/24

Credit Services

The Company is committed to meeting the credit needs of all segments of the communities that it serves. We provide a wide range of credit products to individuals and small businesses, as well as corporate customers. Below is a summary of the Company's loans by broad segment (excluding real estate loans).

	Number of Accounts	Balance
Personal	31,606	$461,020,309
Small business	12,475	$713,010,017
Corporate	717	$1,680,956,713

BancFirst strives to be a lender of choice for small businesses and participates in programs such as the U.S. Small Business Administration (SBA) Loan Program. Through September 30, 2025, BancFirst was the largest SBA lender in Oklahoma by loan count and volume, approving 69 loans totaling approximately $28 million. As a leading small business lender, BancFirst makes the SBA loan process easy to navigate.

A significant number of BancFirst's loans are made to borrowers in low to moderate income (LMI) areas. For 2024:

•
18.74% of home mortgage loans made were to LMI applicants
•
22.63% of small business loans made were to applicants in LMI areas
•
10.25% of small farm loans made were to applicants in LMI areas

In addition to the lending activities described under its Community Reinvestment Act program below, the Company has the following special programs to ensure access to credit services for potentially underserved segments in its markets, including a program for lending to non-citizens to reach more Hispanic borrowers, maintaining bilingual staff, and advertising in media serving Black and Hispanic communities.

Product Innovation

BancFirst maintains a consistent focus on innovative products and services.

•
Since 2011 BancFirst has maintained a unique Flexible Home Loan Program (FHLP) that benefits minority loan applicants who do not otherwise meet the bank’s standards of creditworthiness. The FHLP is authorized by Regulation B, which is enforced by the Consumer Financial Protection Bureau. Applicants who meet the criteria of the program have their applications forwarded to FHLP underwriting for consideration under the more flexible terms of the program. During 2024, 10% of the loans submitted to the program were subsequently approved under the more accommodative terms of the FHLP. The approval percentage was 17% for the first nine months of 2025.
•
BancFirst offers many overdraft protections, privileges and services, including:
o
Account to Account Transfers – a free service that allows for customers to schedule transfers or for transfers to automatically occur when an item is presented when there are not sufficient funds to cover in order to prevent an overdraft
o
Command Cash - an unsecured line of credit for overdraft protection
o
Overdraft Privilege Program - a discretionary program that calculates a daily limit based on account activity to cover short-term financial needs

o
NSF and Overdraft fees – we provide consumers a Guide to Preventing & Managing Overdraft Fees outlining ways to avoid fees. We also contact customers who frequently overdraw their accounts to offer alternatives. Additionally, an overdraft fee will not be charged if the transaction that is paid as an overdraft is $5 or less in amount or if the resulting balance is an overdraft of $25 or less
•
BancFirst issues debit cards with contactless chip and security measures including:
o
Chip enabled cards that provides customers with additional security in addition to the traditional magnetic strip
o
Mastercard® Zero Liability protection means customers are not held responsible for fraudulent purchases
o
Various fraud detection programs to search for and alert customers of potential fraud
o
BancFirst ATM’s utilize contactless technology
•
BancFirst online and mobile banking that allows you to manage your money including:
o
Get up-to-the-minute account balances
o
Transfer money between accounts, pay bills, and view recent transactions
o
Setting budgets and managing your complete financial picture with BancFirst Money Management
o
The ability to track spending through online or mobile banking. It's easy to "turn off" your card temporarily, set alerts, and control transaction types
o
Credit monitoring is offered with action plans available to improve your credit score
o
Receive email and SMS text alerts
o
Mobile deposits
o
Submit loan applications
•
Pegasus Bank has a program to develop consumer and small business credit products to deliver to minorities and low-to-moderate income borrowers within its market area, by partnering with community service groups targeting those market segments

Community Reinvestment Act Performance

BancFirst’s most recent CRA examination was conducted by the Federal Reserve in 2024. The Overall rating was satisfactory. Also, the examination did not identify any evidence of discriminatory or other illegal credit practices for the bank as a whole. Overall conclusions and significant factors for the three tests were:

•
Lending –

o
Excellent responsiveness to its market areas’ community development needs
▪
Originated 85 community development loans totaling $228,124,000, primarily in the form of Economic Development and Revitalization loans
o
Innovative and flexible lending practices in order to serve assessment area credit needs
▪
Originated 18,795 flexible lending loans and loans from other state programs, including 15,512 PPP loans for $1.2B, and 1,180 loans totaling $20.9MM under the Oklahoma Business Relief Program.

•
Investment –
o
In 2024, the bank had 67 qualified investments totaling $30,334,000
•
Service –
o
The Company’s branch network and delivery systems are accessible to essentially all portions of its market areas
o
Employees provided a total of 258 community development services, including affordable housing, community, economic development, and revitalization services
o
Community services also included employees teaching financial literacy courses in schools where over 50 percent of the students receive free and reduced lunches

The results of CRA examinations are considered in enhancing our strategies to further develop or expand products and services, and to improve access to financial services by all persons in our communities.

Investing Activities

The Company’s investment portfolio is comprised of 97% U.S. Treasuries or Agencies. Additionally, we have investments of $96 million in low income housing tax credit entities.

Consumer Protection

The Company is committed to fair and ethical conduct in serving its customers. Its core value of Customer Care encompasses issues of customer and product responsibility, sales practices, marketing and the treatment of customers in financial distress. The Company maintains a Product Development group that oversees new product and service offerings, and evaluates the related customer, marketing, sales, and compliance considerations. This group is also responsible for:

•
Periodically reviewing all marketing information, disclosures and agreements for consumer products and services to ensure that:
o
the information is easily understandable, not misleading, comprehensive, and accurate;
o
there is transparency of all costs and conditions; and
o
there is limited use of “fine print”
•
Reviewing pricing of products and services to ensure fair and competitive pricing
•
Reviewing sales practices and incentives to ensure that they don’t encourage abuse
•
Maintaining compliance with consumer protection laws and regulations, such as the Truth in Savings Act

As a financial holding company, the Company is subject to various consumer protection laws and regulations, and is examined for compliance by the Federal Reserve. Responsibility for maintaining consumer compliance is assigned to lending and operational compliance officers. Our Corporate Policies cover many aspects of consumer protection and compliance, such as:

•
Compliance Management System – Establishes a comprehensive compliance management system encompassing consumer protection, fair lending, and community credit activities

•
Compliance Training Program – Provides employee training for consumer compliance and lending compliance
•
Truth in Savings– Requires compliance with regulations regarding account disclosures and advertising of accounts
•
Tying Restrictions – Prohibits tying extensions of credit to use of other products or services
•
Fair Lending – Ensures that all persons receive fair and consistent treatment throughout the credit function of the bank, without discriminatory practices
•
Americans With Disabilities Act – Requires that we make banking services accessible for customers with disabilities, such as through ADA compliant banking facilities, drive through lanes, ATMs and online services
•
Electronic Funds Transfer Act – Governs the dispute process for unauthorized transactions initiated by electronic means; the process for customers to opt into the use of their debit card to be authorized into overdraft and be assessed an overdraft fee; and the disclosure associated with international wires
•
Unfair, Deceptive, or Abusive Acts or Practices – Requires products and services be designed, promoted, and fulfilled in a fair and non-abusive manner

The Company is subject to the Truth in Savings Act (Regulation DD), the purpose of which is to enable consumers to make informed decisions about bank deposit services. It requires banks to provide consumers detailed disclosures regarding terms and costs of deposit accounts, and imposes requirements for advertisements. The Company is in full compliance with Regulation DD.

To ensure adherence to the policies, laws and regulations listed above, the Company uses the three lines of defense risk management model. The Asset Quality and Operational Compliance departments perform the continual monitoring of banking activities with the Internal Audit department conducting periodic independent assessments through compliance audits. The Company is also examined by banking regulatory agencies for consumer compliance. The Audit Committee oversees the auditing of regulatory compliance processes, including reviewing all reports issued by asset quality and internal audit surrounding consumer compliance.

The Company is also committed to maintaining responsible sales practices, and has several measures to ensure that unethical or inappropriate behavior is discouraged or prevented, such as:

•
A limited number of employees who are significantly compensated through sales commissions (primarily insurance agents and mortgage loan officers), and sales incentives for promoting certain products are modest relative to salary
o
Commissions and sales incentives are only approximately 5% of total compensation
•
Internal audits of sales and incentive programs to monitor for inappropriate sales practices, such as opening of accounts or enrollment in services that were not requested by the customer
•
Reviewing products and services, as well as the marketing and advertising of those products and services, to ensure terms are fair, clear, accurate, and easily understood by customers and potential customers
•
Maintaining a mystery shopper program

•
Monitoring, evaluation and follow-up for customer complaints received, which may also act as an early warning system to identify potential systemic concerns

To assist customers who incur significant overdraft fees, we notify them of less costly services that are available and provide financial education resources. Customers who continue to experience a high level of overdrafts may also be offered the assistance of a banker and a plan to keep the account active, while suspending overdrafts and repaying the overdrawn position over time.

Customers who become past due on their home loans are provided with homeowner counseling resources. Furthermore, past due notices provide information to borrowers who have protections under the Servicemembers Civil Relief Act.

Privacy and Information Security

Ensuring the privacy and security of both our customers’ and the Company’s information is essential to maintaining confidence in our Company, and our reputation. We have strict policies regarding privacy, and we maintain a robust Information Security Program. The Program follows the guidelines of section 501(b) of the Gramm-Leach-Bliley Act and sections 621 and 628 of the Fair Credit Reporting Act. The Company also maintains an Identity Theft Program that complies with sections 114 and 315 of the Fair and Accurate Credit Transaction Act (FACT Act). In addition, we provide resources on our website for our customers regarding protecting personal information and bank accounts.

Our policy is to comply with all laws and regulations requiring the prompt notification and disclosure of breaches of sensitive private information to affected customers and to regulatory authorities, including the Interagency Guidance Response Programs for Unauthorized Access to Consumer Information and Customer Notice. The Company has not experienced any significant data breaches requiring public disclosure or notification of regulatory authorities.

Customer Privacy

The Information Security Committee oversees our privacy policy and ensures compliance with applicable privacy regulations. As described in our privacy policy, all financial companies need to share customers’ personal information to run their everyday business to process their transactions, maintain their accounts, respond to court orders and legal investigations, or to report to credit bureaus. However, we do not share customers’ personal information for our marketing purposes, for joint marketing with other financial companies, for our affiliates’ everyday business purposes or for non-affiliates marketing programs.

Information Security Approach

The Company has a Board Information Security Committee, comprised of an independent director,Chief Executive Officer of BancFirst, Chief Executive Officer of BancFirst Corp., Chief Information Officer, the Chief Technology Officer, the Information Security Officer, the Chief Risk Officer, the Chief Operations Officer, and the Chief Communications Officer. The Committee oversees the Information Security Program and cybersecurity strategy. The Program includes risk assessments, processes to manage and control risks, training for all employees, and monitoring of systems and controls, to accomplish the following objectives:

•
Ensure the security and confidentiality of sensitive information
•
Protect against threats or hazards to the security or integrity of such information

•
Protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any customer
•
Ensure the proper disposal of sensitive information

The Program relies on well-proven principles of information security by:

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Maintaining an annual risk assessment process that identifies areas that are required to be protected, and to determine if effective controls are used to safeguard the bank against threats and vulnerabilities
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Assigning ratings to identify priorities that need additional controls
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Providing training on cybersecurity to all employees and to customers to address the ever-changing technology and tactics of malicious actors
•
Monitoring security controls and the use of systems and networks
•
Conducting security review meetings to discuss monitoring activities and relevant security events
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Assessments by Internal Auditors of our controls, design, and monitoring capabilities
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Engaging external parties at least annually to perform security assessments that further test and review the effectiveness of our security
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Providing for response to information security events and management of any such events by the Information Security Committee

Business Continuity

To minimize the impact of a potential outage or interruption of business operations on our Company, each location has a Business Continuity and Disaster Recovery Plan. Management has identified alternative processing sites and facilities to be used in the event of a disaster or a business interruption event. The purpose of an alternative site is to serve as a temporary location for all or part of departments, divisions, operations or customer banking locations. In addition, an operational ready Business Continuity facility is established and ready for use – 24x7. Quarterly live testing and exercises are conducted and documented. Additionally, we have implemented a Replication and Redundancy Program to address all critical Information Systems equipment – Servers, Routers, Switches, Network Connections, Data Circuits and the Core Banking system.

Third-Party Risk Management

The Company also maintains an extensive Third-Party Risk Management Program to ensure vendors adequately protect information. This program includes:

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Initial risk assessments for new vendors and identification of red flags
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Due diligence procedures such as reviews of financial information, reputation, qualifications and experience, complaints, regulatory actions, information security processes and audits, certifications, and business contingency plans
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Review and negotiation of contract terms, including requirements regarding information security, use of third parties, insurance coverage, indemnifications, performance standards, and monitoring of contract compliance

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Ongoing monitoring and annual formal reviews of vendor information, performance and contract compliance

Human Capital

The Company’s approach to developing human capital resources focuses on objectives that include, but are not limited to, providing fair and equitable compensation, training employees to reach heightened skill sets and standards of motivation, identifying and developing the proficiencies of all employees. Human capital is developed through a variety of strategies, including:

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Equal employment opportunity – the Company is an affirmative action employer with regard to protected veterans and individuals with disabilities, and its policies prohibit discrimination in hiring, training, promotion, compensation or in any other aspect of employment based on race, religion, sex, sexual orientation, national origin, ancestry, marital status, disability, medical condition, age, genetic information, military service, or any other basis prohibited by state and local law.
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Freedom of association and collective bargaining – by policy, the Company recognizes employees’ rights and protections, as provided by the National Labor Relations Act, to choose or not choose to affiliate with legally sanctioned organizations or associations without unlawful interference; none of the Company’s employees are represented by collective bargaining agreements
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Limited use of temporary employment – the vast majority (99.5%) of the Company’s workforce are considered permanent employees and temporary employment is only used for short-term staffing needs, with 0.5% of employees on temporary contracts
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Support for human rights – by policy, the Company is committed to human rights in the workplace, and is committed to the principles outlined in the United States Department of State Human Rights and Democracy Policy Statement, and prohibits the use of forced labor and child labor
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Confidential channels for reporting – publicizing and promoting, through policy, employees’ ability to anonymously report workplace, off-duty, and Code of Conduct matters through EthicsPoint
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Competitive compensation practices – paying competitive wages and comprehensive benefits (approximately 95% of our employees are full time and eligible for benefits) including:

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A comprehensive subsidized (72% of medical plan funding provided by BancFirst) health benefits and insurance program, including 100% coverage for covered surgeries, medical equipment, and/or medical services with preferred providers
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A 401(k) plan with a match feature covering up to 3% of eligible compensation
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An employee stock ownership plan with annual discretionary contributions
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Generous paid time off benefits
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Holiday, vacation and short-term leave benefits
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Opportunities to earn variable pay – a bonus plan, various sales and referral incentive programs, and individual performance-based bonuses based on exceptional work initiative or achievement are available and provided

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Training – providing an extensive in-house training program with specific programs provided for key supervisory and non-supervisory positions
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Education Assistance Program – providing reimbursements for job-related outside education, including college level courses.
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Annual performance development reviews – written performance development reviews and performance management sessions conducted each year for every employee
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Career development - identifying high potential candidates and providing specifically tailored plans developing their careers
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Management Succession Plan – annually identifying high potential employees for development and opportunities for internal promotions
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Employee appreciation and recognition – conducting monthly anniversary lunches in celebration of service anniversaries, recognizing milestone anniversaries in a variety of forums, holding numerous employee appreciation events, and providing specific written and other publicized recognition to employees who have gone “above and beyond”
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Anti-harassment policy and training – prohibiting harassment, discrimination and retaliation, and providing annual training on anti-harassment, anti-retaliation, and anti-discrimination policies
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Employee health and safety – promoting health and safety, including: medical plan that includes preventative strategies for, amongst other things, musculoskeletal rehabilitation, diabetes, hypertension, weight management monitoring, and at home annual health checkup, at no cost to employees; a smoke free, drug free and weapon free workplace; an Employee Assistance Program for mental health and other behavioral counseling; a Smoker Cessation Program; and subsidies for gym memberships
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Employee Assistance Program – providing personal counseling and a variety of resources for mental and emotional well-being, healthy lifestyles, family and relationships, legal and financial issues, and work/life balance and transitions; the program is available to all full-time employees
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Special leave – providing paid short-term leave for critical personal business, personal or family illnesses, bereavement, long-term leaves of absences for medical, parental, family care, military and military caregiver leave, available to full-time employees
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Dependent Care Benefit – providing a dependent care benefit under its Flexible Benefit Plan, available to all full-time employees

Gender Representation

The Company promotes fair and equitable treatment of women in its workforce. The Company has an inclusive culture, holding an annual event celebrating and promoting the accomplishments of its women. It also strictly prohibits gender bias and discrimination, and sexual harassment. A majority of the Company’s employees are women and there is significant representation of women in management and the executive team.

Percentage of women in the overall workforce	73%
Percentage of women in management positions	64%
Percentage of women in the executive team	20%

Government and Community Relations

BancFirst Corporation operates only within the United States, in Oklahoma and Texas. Also, the Company does not engage in offering offshore banking services, or other activities enabling tax base erosion and profit shifting to other jurisdictions. In compliance with the Bank Secrecy Act, the Company reports numerous Suspicious Activity Reports to the Treasury Department regarding possible money laundering or other criminal activities, and it cooperates with law enforcement agencies in their investigations of such activities. It has policies regarding government and community relations, addressing and restricting political activities of the Company and its employees, but encouraging support of community development activities. By policy and law, the Company is prohibited from making contributions or expenditures related to a political campaign for an election, or to a political action committee. Also, the Company has never received any grants, tax relief, or other types of financial benefits such as assistance payments or bailouts, from any government.

Managing Environmental Risks

Overview

Environmental risks, such as pollution, changing climate and exploitation of natural resources, can adversely affect the Company, our customers, and our communities. The impacts of Government regulation of environmental risks must also be considered. The Company has responded to certain environmental risks to its business for many years, but we are developing processes to assess and respond to new and emerging risks on a more comprehensive basis.

Environmental Impact of Financing Activities

The Company operates in Oklahoma and Texas, which have economies that are significantly dependent on the energy industry and certain other industries. Below is a schedule listing the top 10 industries by NAICS code, represented in the Company’s commercial and industrial loans.

Industry	Balance
Oil and Gas Production	$374,138,439
Manufacturing	$183,178,765
Finance and Insurance	$164,812,361
Real Estate Leasing	$154,836,374
Construction	$117,537,783
Transportation	$101,917,510
Wholesale Trade	$96,762,462
Health Care	$95,870,823
Legal Services	$72,302,683
General Retailers	$64,364,557
Total	$1,425,721,757

The Company’s total oil and gas production loans are noted above. Also, the Company makes loans collateralized by equipment. The Company’s loan policies limit its exposure to oil & gas industry related collateral by setting the maximum amount of loans secured by oil & gas production and equipment by collateral code at 55% of its Tier 1 Capital. The actual percentage of outstanding balance is well below the limit at approximately 21%. In addition to oil and gas production and equipment loans, the Company monitors all loans collectively related to the oil and gas industry. The aggregate outstanding balance of all the Company’s loans related to the oil & gas industry is approximately $542 million, which is 6.5% of its total loan portfolio.

The Company intends to continue actively pursuing business with customers in the oil & gas industry, which is vital to the economies of Oklahoma and Texas.